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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 23, 2004

                         CHINA AUTOMOTIVE SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    000-33123
                            (Commission File Number)

          Delaware                                       33-0885775
(State or other jurisdiction                          (I.R.S. Employer
      of incorporation)                              Identification No.)


                  No. 1 Henglong Road, Yu Qiao Development Zone
                         Shashi District, Jing Zhou City
                                 Hubei Province
             (Address of principal executive offices, with zip code)

                                (86) 716-832-9196
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)



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ITEM 1.01   ENTRY INTO OR AMENDMENT OF MATERIAL DEFINITIVE AGREEMENT

EQUITY EXCHANGE AGREEMENT

            On October 23, 2004, Great Genesis Holding Limited, a wholly owned subsidiary organized under the laws of the Hong Kong Special Administrative Region ("Genesis") of China Automotive Systems, Inc., a Deleware corporation (the "Company"), and Hubei Wanlong Investment Co. Ltd., a People's Republic of China ("PRC") incorporated company ("Hubei Wanlong"), entered into an Equity Exchange Agreement (the "Agreement").

            Pursuant to the Agreement, 51% of Genesis's equity interests in Jingzhou Henglong Fulida Textile Co. Ltd. (hereinafter referred to as "Fulida") have been exchanged for 2.5% of Hubei Wanlong's equity interests in Jingzhou Henglong Automotive Parts Manufacturing Co. Ltd. (hereinafter referred to as "Henglong") (the "Equity Exchange"). Upon completion of the Equity Exchange, Genesis will no longer have any interest in Fulida, while its interests in Henglong will increase from 42% to 44.5%.

            In addition to the Equity Exchange of Genesis's 51% equity interests in Fulida for Hubei Wanlong's 2.5% equity interests in Henglong described above, Genesis shall pay the sum of Renminbi 750,000 yuan (or the approximate equivalent of US$90,000) to Hubei Wanlong as additional consideration for the value difference between Henglong and Fulida. Pursuant to the Agreement, such consideration shall be duly paid by Genesis within the prescribed 30 days timeframe from the date the Agreement came into effect.

            The Agreement provides that the Equity Exchange is deemed to have occurred as of September 1, 2004 with respect to Hubei Wanlong's enjoyment of the rights and obligations under the 51% equity interests in Fulida and Genesis's enjoyment of the rights and obligations under the 2.5% equity interests in Henglong.

            Upon completion of the Equity Exchange, the Company's President and Chief Executive Officer, Mr. Hanlin Chen, still has a controlling interest in Hubei Wanlong.

            The Equity Exchange between Genesis and Hubei Wanlong as well as Genesis's increased equity interests in Henglong will need to be reflected in both the Amendment to the Joint Venture Agreement and Articles of Association for Henglong and the Amendment to the Joint Venture Agreement and Articles of Association for Fulida. The Company is in the process of making application to the relevant PRC authorities for their approval to effect these aforementioned changes through amendments to the Joint Venture Agreement and Articles of Association for Henglong. Hubei Wanlong is similarly in the process of making application to the relevant PRC authorities for their approval to effect these aforementioned changes through amendments to the Joint Venture Agreement and Articles of Association for Fulida.

            A copy of the Agreement's English translation is filed as Exhibit 1 to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.


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ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Exhibit 1.

            English translation of the Equity Exchange Agreement signed originally in Chinese, dated October 23, 2004.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  OCTOBER 27, 2004                 By:   /s/ HANLIN CHEN
                                              ----------------------------------
                                              Hanlin Chen
                                              President and
                                              Chief Executive Officer


                                        By:   /s/ DAMING HU
                                              ----------------------------------
                                              Daming Hu
                                              Chief Financial Officer